UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2011

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Building 111-4 Springfield, Massachusetts	01105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.07

Submission of Matters to a Vote of Security Holders.

(a)

Northeast Utilities (the “Company”) held its Annual Meeting of Shareholders on May 10, 2011.

(b)

Shareholders voted on the proposals set forth below.  For more information on the following proposals, see the Company’s proxy statement dated March 30, 2011.  On March 15, 2011, the record date for the Annual Meeting, there were 176,699,084 common shares outstanding and entitled to vote.  At the Annual Meeting, 149,706,634 common shares were represented, in person or by proxy, constituting a quorum.

(1)        Election of Trustees.  The shareholders elected each of the eleven nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Richard H. Booth	135,714,210	997,865	12,994,559
John S. Clarkeson	135,716,677	995,398	12,994,559
Cotton M. Cleveland	134,733,342	1,978,733	12,994,559
Sanford Cloud, Jr.	134,655,867	2,056,208	12,994,559
John G. Graham	135,704,662	1,007,413	12,994,559
Elizabeth T. Kennan	134,568,837	2,143,238	12,994,559
Kenneth R. Leibler	135,714,049	998,026	12,994,559
Robert E. Patricelli	134,647,253	2,064,822	12,994,559
Charles W. Shivery	131,174,944	5,537,131	12,994,559
John F. Swope	134,665,667	2,046,408	12,994,559
Dennis R. Wraase	135,688,094	1,023,981	12,994,559

(2)

Advisory Vote on Executive Compensation:

Votes For	130,129,948	97.20%
Votes Against	3,743,144	2.80%
Abstentions	2,838,982
Broker Non-Votes	12,994,560

(3)

Advisory Vote Regarding Frequency of Advisory Vote on Executive Compensation:

1 Year	89,116,139	65.97%
2 Years	2,774,303	2.05%
3 Years	43,193,030	31.98%
Abstentions	1,628,602
Broker Non-Votes	12,994,560

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(4)

The shareholders ratified the selection of Deloitte & Touche LLP as independent auditors for 2011:

Votes For	146,527,299
Votes Against	2,638,746
Abstentions	540,588

(d)

As indicated in (b)(3) of this Item, shareholders holding a majority of the shares voting on the proposal voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareholders, the Board of Trustees has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2017.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES

(Registrant)

May 13, 2011

By:

/s/ SAMUEL K. LEE

Samuel K. Lee

Secretary and Deputy General Counsel

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